Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Collateral Aggregate Summary
Aggregate Outstanding Principal Balance: $612,170,986.
Aggregate Original Principal Balance: $612,209,802.
Number Of Mortgage Loans: 2,381
DTI: 43.63

Earliest: 20340601
Latest: 20341101

Lien Position	Percent Of Mortgage Pool
First Lien	100.00%

Total:	100.00%

Occupancy	Percent Of Mortgage Pool

Investment Property	5.84%
Primary Home	93.93
Second Home	0.22
Total:	100.00%

Loan Type	Percent Of Mortgage Pool
ARM	100.00%

Total:	100.00%

Year Of Origination	Percent Of Mortgage Pool
2004	100.00%

Total:	100.00%

Loan Purpose	Percent Of Mortgage Pool

Purchase	49.42%
Refinance - Cashout	29.86
Refinance - Rate/Term	20.73
Total:	100.00%

Property Type	Percent Of Mortgage Pool
Condominium	9.95%
Planned Unit Development	18.09
Rowhouse	0.03
Single Family Attached	0.32
Single Family Detached	68.71
Townhouse	0.33
Two-to-Four Family	2.56

Total:	100.00%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent o Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
6.000% or Less	395	$114,892,574.42	18.77%	5.805%	676	$290,867.28	80.14%	61.76%
6.001% to 6.500%	624	169,427,047.21	27.68	6.341	663	271,517.70	81.01	50.03
6.501% to 7.000%	689	177,836,531.00	29.05	6.826	650	258,108.17	82.46	44.29
7.001% to 7.500%	343	83,546,690.98	13.65	7.302	629	243,576.36	82.75	45.29
7.501% to 8.000%	221	47,453,477.60	7.75	7.797	615	214,721.62	82.10	43.49
8.001% to 8.500%	63	10,618,058.79	1.73	8.310	607	168,540.62	82.20	48.11
8.501% to 9.000%	34	6,077,946.00	0.99	8.753	565	178,763.12	77.09	53.47
9.001% to 9.500%	11	2,238,160.00	0.37	9.226	572	203,469.09	69.35	67.26
9.501% to 10.000%	1	80,500.00	0.01	9.850	510	80,500.00	70.00	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Maximum Mortgage Rate: 9.850%
Minimum Mortgage Rate: 5.100%
WA Mortgage Rate: 6.694%

Remaining Term To Stated Maturity	Number of Mortgage Loans 2,381	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
349 - 360		$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Maximum Remaining Term: 360
Minimum Remaining Term: 355
WA Remaining Term: 359

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
$50,000.00 or less	9	$387,600.00	0.06%	7.390%	657	$43,066.67	72.59%	55.86%
$50,000.01 to $100,000.00	126	10,129,806.50	1.65	7.275	634	80,395.29	78.36	69.85
$100,000.01 to $150,000.00	323	40,708,442.52	6.65	7.061	644	126,032.33	80.83	67.03
$150,000.01 to $200,000.00	410	72,146,594.93	11.79	6.874	644	175,967.30	81.46	59.52
$200,000.01 to $250,000.00	331	74,373,035.28	12.15	6.698	655	224,691.95	81.83	51.07
$250,000.01 to $300,000.00	369	101,547,506.63	16.59	6.646	652	275,196.49	80.44	47.24
$300,000.01 to $350,000.00	318	103,255,688.30	16.87	6.601	651	324,703.42	82.39	44.82
$350,000.01 to $400,000.00	273	102,918,318.42	16.81	6.606	649	376,990.18	81.95	44.73
$400,000.01 to $450,000.00	82	34,825,653.90	5.69	6.555	649	424,703.10	83.16	50.15
$450,000.01 to $500,000.00	94	45,208,381.08	7.38	6.681	652	480,940.22	81.13	39.53
$500,000.01 to $550,000.00	15	7,981,559.99	1.30	6.378	674	532,104.00	80.85	33.28
$550,000.01 to $600,000.00	17	9,763,311.82	1.59	6.499	690	574,312.46	81.77	40.48
$600,000.01 to $650,000.00	12	7,503,686.63	1.23	6.764	670	625,307.22	80.11	58.93
$650,000.01 to $700,000.00	1	680,000.00	0.11	5.500	721	680,000.00	80.00	0.00
$700,000.01 to $750,000.00	1	741,400.00	0.12	5.990	725	741,400.00	80.00	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
$50,000.00 or less	9	$387,600.00	0.06%	7.390%	657	$43,066.67	72.59%	55.86%
$50,000.01 to $75,000.00	45	2,890,452.45	0.47	7.182	645	64,232.28	78.81	65.75
$75,000.01 to $100,000.00	81	7,239,354.05	1.18	7.313	629	89,374.74	78.17	71.49
$100,000.01 to $125,000.00	151	17,024,652.73	2.78	7.109	633	112,746.04	80.46	74.77
$125,000.01 to $150,000.00	172	23,683,789.79	3.87	7.027	651	137,696.45	81.09	61.47
$150,000.01 to $175,000.00	202	32,862,538.32	5.37	6.888	644	162,685.83	81.07	60.45
$175,000.01 to $200,000.00	208	39,284,056.61	6.42	6.863	643	188,865.66	81.79	58.75
$200,000.01 to $225,000.00	164	34,892,207.47	5.70	6.643	657	212,757.36	81.85	55.56
$225,000.01 to $250,000.00	167	39,480,827.81	6.45	6.747	654	236,412.14	81.81	47.10
$250,000.01 to $275,000.00	185	48,638,844.66	7.95	6.691	654	262,912.67	81.16	44.37
$275,000.01 to $300,000.00	184	52,908,661.97	8.64	6.606	651	287,547.08	79.77	49.88
$300,000.01 to $325,000.00	173	54,135,874.82	8.84	6.651	648	312,924.13	82.54	47.31
$325,000.01 to $350,000.00	145	49,119,813.48	8.02	6.546	656	338,757.33	82.24	42.08
$350,000.01 to $375,000.00	128	46,324,349.87	7.57	6.579	657	361,908.98	83.20	42.96
$375,000.01 to $400,000.00	145	56,593,968.55	9.24	6.629	642	390,303.23	80.93	46.17
$400,000.01 to $425,000.00	43	17,741,288.86	2.90	6.583	652	412,588.11	82.65	44.23
$425,000.01 to $450,000.00	39	17,084,365.04	2.79	6.525	646	438,060.64	83.69	56.30
$450,000.01 to $475,000.00	41	19,012,124.69	3.11	6.761	652	463,710.36	82.07	36.71
$475,000.01 to $500,000.00	53	26,196,256.39	4.28	6.624	652	494,268.99	80.44	41.58
$500,000.01 to $525,000.00	5	2,601,500.00	0.42	6.272	682	520,300.00	78.93	19.89
$525,000.01 to $550,000.00	10	5,380,059.99	0.88	6.428	671	538,006.00	81.78	39.76
$550,000.01 to $575,000.00	10	5,624,600.00	0.92	6.362	670	562,460.00	81.65	49.53
$575,000.01 to $600,000.00	7	4,138,711.82	0.68	6.685	717	591,244.55	81.93	28.19
$600,000.01 to $625,000.00	6	3,651,548.16	0.60	6.849	667	608,591.36	81.50	33.41
$625,000.01 to $650,000.00	6	3,852,138.47	0.63	6.683	673	642,023.08	78.80	83.13
$675,000.01 to $700,000.00	1	680,000.00	0.11	5.500	721	680,000.00	80.00	0.00
$725,000.01 to $750,000.00	1	741,400.00	0.12	5.990	725	741,400.00	80.00	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
2/28 LIBOR IO ARM	2,265	$583,789,991.96	95.36%	6.703%	651	$257,743.93	81.59%	49.05%
3/27 LIBOR IO ARM	116	28,380,994.04	4.64	6.526	654	244,663.74	80.24	58.39

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation

42nd Street	31	$6,725,477.63	1.10%	6.342%	666	$216,950.89	82.60%	100.00%
Bay Street	643	172,752,969.36	28.22	6.664	660	268,667.14	84.86	55.44
High Street	145	33,371,967.06	5.45	6.780	635	230,151.50	87.30	85.75
Main Street	434	106,308,261.11	17.37	7.310	565	244,949.91	82.02	78.16
South Street	109	28,885,285.60	4.72	6.503	621	265,002.62	62.73	48.27
Wall Street	1,019	264,127,025.24	43.15	6.486	685	259,202.18	80.44	28.30
Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

State Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
Arizona	156	$27,435,387.86	4.48%	6.857%	638	$175,867.87	81.87%	61.33%
California	1,181	366,169,960.13	59.81	6.538	655	310,050.77	80.69	44.41
Colorado	263	52,299,944.41	8.54	6.698	642	198,859.10	84.14	62.66
Connecticut	2	602,000.00	0.10	6.957	646	301,000.00	80.00	100.00
District Of Columbia	3	880,634.78	0.14	7.819	688	293,544.93	80.92	0.00
Florida	82	18,656,938.00	3.05	7.108	633	227,523.63	81.47	42.66
Georgia	30	6,218,259.56	1.02	6.879	671	207,275.32	82.91	24.10
Idaho	2	345,000.00	0.06	6.757	644	172,500.00	87.63	100.00
Illinois	93	21,074,369.71	3.44	7.297	651	226,606.13	82.21	51.24
Indiana	1	208,250.00	0.03	6.500	604	208,250.00	85.00	0.00
Iowa	3	468,322.80	0.08	6.918	664	156,107.60	81.25	100.00
Kansas	13	1,698,125.00	0.28	7.246	622	130,625.00	83.74	54.29
Louisiana	4	474,258.53	0.08	6.919	637	118,564.63	70.86	59.10
Maryland	51	12,330,424.96	2.01	7.343	657	241,773.04	81.16	47.22
Massachusetts	47	13,135,000.02	2.15	6.685	658	279,468.09	81.67	61.06
Michigan	37	8,186,007.78	1.34	7.273	620	221,243.45	85.67	73.79
Minnesota	52	11,295,728.00	1.85	6.764	643	217,225.54	83.66	49.62
Mississippi	7	1,349,877.00	0.22	6.577	629	192,839.57	79.25	93.48
Missouri	25	3,120,360.00	0.51	7.380	639	124,814.40	84.02	55.76
Nebraska	5	597,000.00	0.10	6.371	633	119,400.00	86.22	100.00
Nevada	37	8,603,353.57	1.41	6.903	645	232,523.07	83.05	73.85
New Hampshire	6	1,493,200.00	0.24	6.775	671	248,866.67	84.03	65.76
New Jersey	7	2,206,250.00	0.36	7.094	642	315,178.57	79.13	61.75
New Mexico	5	665,400.00	0.11	7.393	586	133,080.00	84.96	100.00
North Carolina	9	1,949,560.00	0.32	7.159	681	216,617.78	81.07	28.02
Ohio	2	317,500.00	0.05	7.616	625	158,750.00	92.89	100.00
Oklahoma	1	108,300.00	0.02	8.100	617	108,300.00	95.00	100.00
Oregon	5	899,700.00	0.15	7.092	641	179,940.00	79.73	71.55
Pennsylvania	5	489,149.65	0.08	7.912	588	97,829.93	76.45	60.24
Rhode Island	5	930,900.00	0.15	7.058	618	186,180.00	79.89	52.06
South Carolina	1	77,850.00	0.01	7.200	749	77,850.00	75.59	100.00
South Dakota	1	65,000.00	0.01	6.150	633	65,000.00	76.48	100.00
Tennessee	21	2,800,443.66	0.46	6.748	651	133,354.46	80.86	65.78
Texas	29	4,555,776.63	0.74	6.939	652	157,095.75	83.85	47.25

Continued...

...continued
State Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation

Utah	27	4,201,774.60	0.69	6.657	655	155,621.28	82.71	52.65
Virginia	53	13,990,414.00	2.29	7.147	653	263,970.08	82.37	46.79
Washington	107	21,946,465.35	3.59	6.694	643	205,107.15	83.18	63.38
Wisconsin	3	324,100.00	0.05	7.185	611	108,033.33	82.53	53.07
Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
50.00% or less	16	$3,244,799.49	0.53%	6.931%	597	$202,799.97	44.09%	59.83%
50.01% to 55.00%	11	2,985,999.04	0.49	6.659	606	271,454.46	52.79	73.54
55.01% to 60.00%	33	8,064,468.53	1.32	6.792	593	244,377.83	58.47	67.04
60.01% to 65.00%	26	5,845,099.27	0.95	6.854	599	224,811.51	63.03	50.64
65.01% to 70.00%	94	24,864,366.26	4.06	6.832	615	264,514.53	68.74	46.09
70.01% to 75.00%	93	20,718,288.66	3.38	7.167	597	222,777.30	73.86	63.02
75.01% to 80.00%	1,230	309,644,712.98	50.58	6.527	669	251,743.67	79.80	39.30
80.01% to 85.00%	343	93,941,229.96	15.35	6.795	643	273,881.14	84.65	50.10
85.01% to 90.00%	486	130,488,859.54	21.32	6.849	637	268,495.60	89.59	66.78
90.01% to 95.00%	48	12,103,162.27	1.98	7.214	659	252,149.21	94.71	82.55
95.01% to 100.00%	1	270,000.00	0.04	7.750	644	270,000.00	100.00	0.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Maximum LTV: 100.00
Minimum LTV: 23.43
WA LTV: 81.53

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
Purchase	1,230	$302,518,788.14	49.42%	6.539%	676	$245,950.23	81.86%	39.00%
Refinance - Cashout	687	182,765,534.42	29.86	6.861	625	266,034.26	80.99	58.01
Refinance - Rate/Term	464	126,886,663.44	20.73	6.825	629	273,462.64	81.51	62.18

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Types of Mortgaged Property Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation

Condominium	253	$60,928,318.01	9.95%	6.621%	665	$240,823.39	81.49%	49.37%
Planned Unit Development	427	110,766,498.97	18.09	6.745	650	259,406.32	82.05	53.63
Rowhouse	2	165,415.45	0.03	8.311	582	82,707.73	64.69	33.20
Single Family Attached	7	1,976,029.65	0.32	6.436	642	282,289.95	79.23	72.97
Single Family Detached	1,625	420,652,391.45	68.71	6.690	648	258,863.01	81.42	49.14
Townhouse	11	2,014,672.76	0.33	6.953	684	183,152.07	80.83	9.87
Two-to-Four Family	56	15,667,659.71	2.56	6.737	686	279,779.64	81.43	31.90
Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Documentation Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
12 Month Bank Statements	122	$31,682,794.15	5.18%	6.850%	630	$259,695.03	83.59%	0.00%
24 Month Bank Statements	70	20,952,036.90	3.42	6.556	638	299,314.81	83.28	0.00
Full Documentation	1,261	302,899,704.57	49.48	6.629	630	240,205.95	82.20	100.00
Limited Documentation	6	1,164,200.00	0.19	7.065	613	194,033.33	85.89	0.00
Stated Income Self-Employed	318	87,732,448.55	14.33	6.862	672	275,888.20	80.09	0.00
Stated Income Wage Earner	604	167,739,801.83	27.40	6.711	684	277,714.90	80.43	0.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Occupancy Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation

Investment Property	181	$35,756,636.05	5.84%	7.223%	681	$197,550.48	80.00%	45.10%
Primary Home	2,194	575,039,250.95	93.93	6.660	649	262,096.29	81.63	49.82
Second Home	6	1,375,099.00	0.22	7.372	666	229,183.17	76.92	21.45
Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
0	752	$189,875,377.95	31.02%	6.591%	662	$252,493.85	81.66%	37.51%
1	956	235,963,434.04	38.55	6.718	656	246,823.68	81.49	45.40
2	311	84,645,351.24	13.83	6.751	631	272,171.55	80.75	64.30
3	281	80,535,473.38	13.16	6.783	636	286,603.11	81.63	66.26
4	75	19,432,199.59	3.17	6.793	631	259,095.99	83.61	77.40
5	6	1,719,149.80	0.28	6.839	643	286,524.97	81.13	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Minimum Seasoning: 0
Maximum Seasoning: 5
WA Seasoning: 1

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
6 Months	13	$1,698,125.00	0.28%	7.246%	622	$130,625.00	83.74%	54.29%
12 Months	46	12,899,477.00	2.11	7.205	651	280,423.41	79.64	60.17
24 Months	1,845	481,890,693.76	78.72	6.626	652	261,187.37	81.53	49.07
30 Months	169	41,866,789.55	6.84	6.634	633	247,732.48	82.70	49.85
36 Months	102	25,955,811.04	4.24	6.470	661	254,468.74	80.13	54.03
None	206	47,860,089.65	7.82	7.404	655	232,330.53	81.60	47.80

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Minimum Prepayment Penalty Term: 0
Maximum Prepayment Penalty Term: 36
WA Prepayment Penalty Term: 25

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
500 or less	1	$199,700.00	0.03%	8.240%	500	$199,700.00	55.56%	100.00%
501 to 525	31	7,388,626.53	1.21	7.892	513	238,342.79	71.48	95.23
526 to 550	97	23,089,000.80	3.77	7.469	538	238,030.94	79.11	75.87
551 to 575	168	41,807,962.39	6.83	7.205	563	248,856.92	81.92	77.90
576 to 600	147	36,129,321.39	5.90	7.149	588	245,777.70	80.03	67.22
601 to 625	268	68,045,882.84	11.12	6.683	614	253,902.55	80.58	78.30
626 to 650	449	111,377,259.93	18.19	6.640	638	248,056.26	82.75	61.83
651 to 675	447	115,750,931.61	18.91	6.575	663	258,950.63	82.07	40.07
676 to 700	385	102,340,848.23	16.72	6.503	687	265,820.39	81.57	25.28
701 to 725	186	51,899,973.18	8.48	6.427	712	279,032.11	81.44	23.40
726 to 750	118	30,981,002.73	5.06	6.464	737	262,550.87	81.58	18.88
751 to 775	58	16,046,531.37	2.62	6.515	761	276,664.33	82.16	24.02
776 to 800	23	5,907,925.00	0.97	6.518	787	256,866.30	84.73	65.16
801 to 825	3	1,206,020.00	0.20	6.968	802	402,006.67	87.49	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Maximum FICO: 804
Minimum FICO: 500
WA FICO: 651

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Credit Grade Summary	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
A	2,072	$540,651,258.74	88.32%	6.618%	660	$260,932.07	81.43%	45.24%
A-	102	24,433,076.63	3.99	7.308	560	239,539.97	81.77	74.28
A+	118	27,479,785.06	4.49	6.732	640	232,879.53	87.18	82.70
B	44	10,258,029.04	1.68	7.543	544	233,137.02	80.02	87.24
B+	1	323,000.00	0.05	8.850	606	323,000.00	95.00	100.00
C	38	7,598,336.53	1.24	8.354	526	199,956.22	72.27	88.47
D	6	1,427,500.00	0.23	9.164	569	237,916.67	62.31	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation

5.001% to 5.500%	723	$192,820,570.45	31.50%	6.348%	665	$266,695.12	81.42%	63.11%
5.501% to 6.000%	1,086	290,002,687.86	47.37	6.764	647	267,037.47	81.97	42.63
6.001% to 6.500%	572	129,347,727.69	21.13	7.054	639	226,132.39	80.68	44.51
Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Maximum Gross Margin: 6.250%
Minimum Gross Margin: 5.200%
WA Gross Margin: 5.797%

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
12.000 or less	395	$114,892,574.42	18.77%	5.805%	676	$290,867.28	80.14%	61.76%
12.001 to 12.500	624	169,427,047.21	27.68	6.341	663	271,517.70	81.01	50.03
12.501 to 13.000	689	177,836,531.00	29.05	6.826	650	258,108.17	82.46	44.29
13.001 to 13.500	343	83,546,690.98	13.65	7.302	629	243,576.36	82.75	45.29
13.501 to 14.000	221	47,453,477.60	7.75	7.797	615	214,721.62	82.10	43.49
14.001 to 14.500	63	10,618,058.79	1.73	8.310	607	168,540.62	82.20	48.11
14.501 to 15.000	34	6,077,946.00	0.99	8.753	565	178,763.12	77.09	53.47
15.001 to 15.500	11	2,238,160.00	0.37	9.226	572	203,469.09	69.35	67.26
15.501 to 16.000	1	80,500.00	0.01	9.850	510	80,500.00	70.00	100.00

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%
Maximum Max Rate: 15.850%
Minimum Max Rate: 11.100%
WA Max Rate: 12.694%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.

Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
2,381 records
Balance: 612,170,986

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Documentation
2006-06	5	$1,467,149.80	0.24%	6.985%	619	$293,429.96	81.32%	100.00%
2006-07	72	18,919,649.59	3.09	6.792	630	262,772.91	83.64	76.79
2006-08	265	75,483,243.14	12.33	6.797	635	284,842.43	81.42	66.28
2006-09	299	81,293,608.27	13.28	6.752	631	271,884.98	80.90	64.71
2006-10	913	226,271,523.21	36.96	6.730	657	247,832.99	81.57	44.66
2006-11	711	180,354,817.95	29.46	6.595	661	253,663.60	81.78	36.96
2007-06	1	252,000.00	0.04	5.990	782	252,000.00	80.00	100.00
2007-07	3	512,550.00	0.08	6.812	657	170,850.00	82.35	100.00
2007-08	16	5,052,230.24	0.83	6.576	655	315,764.39	84.78	66.05
2007-09	12	3,351,742.97	0.55	6.720	627	279,311.91	77.15	54.28
2007-10	43	9,691,910.83	1.58	6.440	653	225,393.28	79.67	62.71
2007-11	41	9,520,560.00	1.56	6.516	662	232,208.78	79.40	48.03

Total:	2,381	$612,170,986.00	100.00%	6.694%	651	$257,106.67	81.53%	49.48%

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions o r parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should con sult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the ris ks involved in making such a purchase.